Shareholders' equity	12 Months Ended
Dec. 31, 2012
Shareholders' equity

22    Shareholders’ equity

Authorized and issued share capital

The Company’s Articles of Incorporation authorize for issuance an unlimited number of Common Shares and an unlimited number of First Preferred Shares and Second Preferred Shares. At December 31, 2012, no Preferred Shares had been issued.

An analysis of Common Share balances is as follows:

(number of shares in millions)	2012	2011	2010

Share capital, January 1	170.0	169.2	168.5
Shares issued under stock option plans	3.9	0.8	0.7

Share capital, December 31	173.9	170.0	169.2

The change in the “Share capital” balances includes $6 million (2011 – $1 million; 2010 – $2 million) related to the cancellation of the TSARs liability on exercise of tandem stock options, and $70 million (2011 – $11 million; 2010 – $8 million) of stock-based compensation transferred from “Additional paid-in capital”.